Retirement Plans	12 Months Ended
Dec. 31, 2013
Retirement Plans [Abstract]
Retirement Plans
Note 11. Retirement Plans

The Company has a Supplemental Executive Retirement Plan (“SERP”) covering certain members of management. The net periodic SERP pension cost was approximately $230,000 in 2013 and $135,000 in 2012. The unfunded benefit obligation, which was included in other liabilities, was approximately $3,218,000 at December 31, 2013 and $3,137,000 at December 31, 2012.

The benefit obligation at December 31, 2013 and December 31, 2012 was calculated as follows:

	2013	2012
	(Amounts in thousands)
Benefit obligation, January 1	$3,137	$3,002
Service cost	(55)	(6)
Interest cost	170	165
Gain	(34)	(24)
Benefit obligation, December 31	$3,218	$3,137

The net periodic pension cost for 2013 and 2012 was calculated as follows:

	2013	2012
	(Amounts in thousands)
Service cost	$(55)	$(6)
Interest cost	170	165
Loss (gain)	115	(24)
Prior service cost recognized	—	—
	$230	$135

The discount rate used in determining the actuarial present value of the projected benefit obligation was 5.5% for both 2013 and 2012. Annual benefit payments are estimated at $0 for 2014 and 2015, $120 thousand for 2016, $240 thousand for 2017, $302 thousand for 2018, $332 thousand for 2019 through 2023 and $4.8 million thereafter.

The Company has a 401(k) Plan covering substantially all employees. Under the Plan, the Company is required to contribute 3% of all qualifying employees’ eligible salary to the Plan. The Plan expense in 2013 was $122,000 and $109,000 in 2012.